SHAREHOLDER VOTING AGREEMENT AND PROXY

Reference is made to Agreement and Plan of Merger dated August 7, 2000 (the "Merger Agreement") by and among Ebiz Enterprises, Inc., a Nevada corporation ("Ebiz"), LinuxMall.com, Inc., a Delaware corporation ("LMI"), and Linux Mall Acquisition, Inc., a Delaware corporation ("Merger Sub"), pursuant to which Ebiz will acquire all of the outstanding capital stock and equity interests of LMI by means of a merger (the "Merger") of LMI and Merger Sub.

In consideration of Ebiz and LMI entering into the Merger Agreement and consummating the Merger, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned, for the benefit of Ebiz and LMI, hereby confirms, covenants and agrees that with regard to the next election of Directors of Ebiz following the consummation of the Merger (the "Election"), the undersigned shall vote all Ebiz shares conferring the right to vote held by the undersigned (the "Shares") in favor of such persons as are nominated by the Board of Directors of Ebiz pursuant to Section 2.2 of the Merger Agreement.

For the purpose of voting the Shares with respect to the matters described herein, the undersigned hereby appoints, effective as of the closing of the Merger, Jeffrey Rassas, Stephen Herman, David Shaw, and Ray Goshorn, each as proxy to vote all Shares registered in the name of the undersigned at a meeting of shareholders or by written consent, with all power possessed by the undersigned, including full power of substitution thereof, for a period of two years, to be irrevocable during such period. This proxy is coupled with an interest. The certificate evidencing Shares registered in the name of the undersigned shall bear a legend that the Shares are subject to this voting agreement and proxy. This voting agreement and proxy shall be binding on the undersigned's successors and assigns.

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IN WITNESS WHEREOF, the undersigned has caused this Shareholder Voting Agreement and Proxy to be executed and delivered as of the date indicated below.



Dated October 5, 2000                   [SHAREHOLDER]

                                        /s/ Stephen C. Herman
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                                        Name: Stephen C. Herman
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